Exhibit 99.1

THIS NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.  THIS NOTE AND THE SECURITIES  ISSUABLE UPON CONVERSION OF THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO HUNTMOUNTAIN RESOURCES, THAT SUCH REGISTRATION IS NOT REQUIRED.

AMENDED AND RESTATED
CONVERTIBLE UNSECURED NOTE

$5,000,000.00	Spokane, WA
October 23, 2007

FOR VALUE RECEIVED, HuntMountain Resources, a Nevada corporation, (the "Payor" or the “Company”), promises to pay to the order of Hunt Family Limited Partnership , or its designee ("Payee" or the “Holder”), on July 31, 2008 (the “Maturity Date”), without demand, the principal amount of all loans made by the Payee to the Payor under the terms of this Note (each an “Advance” and collectively the “Advances”) plus simple interest on the unpaid Advances at an annual rate of eleven percent (11%) per annum together with any and all costs, expenses, and other charges due and payable on this Note.  The aggregate principal amount of all Advances outstanding hereunder shall not exceed five million dollars ($5,000,000), and no Advance shall be made after the Maturity Date.

The Payor hereby authorizes the Payee to record on the schedule(s) annexed to this note the date and amount of each Advance and of each payment or prepayment of principal made by the Payor and agrees that all such notations shall be conclusive absent manifest error of the matters noted; provided, however, that the failure of the Payee to make, or any error by the Payee in making, any such notation shall not affect the Payor’s obligations hereunder.

The unpaid principal shall be the total amount advanced hereunder, less the amount of the principal payments made hereon.  The undersigned warrants that this loan and all funds advanced hereunder are exclusively for commercial or business purposes related to the business of Payor. This Note is given to avoid the execution of an individual Note for each advance made by Payee.

Agreements and Representations of Holder

1.             On the terms and subject to the conditions hereof, the Holder agrees to make Advances to the Company on a revolving basis at any time and from time to time until the Maturity Date, during which period the Company may borrow, repay and re-borrow in accordance with the provisions hereof; provided, that the unpaid principal amount of outstanding Advances shall not at any time exceed $5,000,000.

2.             Any request by the Company for an Advance shall be in writing and must be given so as to be received by the Holder not later than 10:00 AM (Pacific time) on the business day immediately preceding the requested Advance date. Each request for an Advance shall specify (i) the requested Advance date (which must be a business day that banks are open) and (ii) the amount of such Advance.  Unless this note is in default, the Holder will make available to the Company at the Holder’s principal office in immediately available funds not later than 2:00 PM (Pacific time) on the requested Advance date the amount of the requested Advance.

3.             The note is being acquired by the Holder for investment for such Holder’s own account and not with the view to, or for resale in connection with, any distribution or public offering thereof.  The Holder understands that the note and any securities issued upon conversion of the note have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws by reason of their contemplated issuance in transactions exempt from the registration requirements of the Securities Act pursuant to section 4(2) thereof and applicable state securities laws, and that the reliance of the Company and others upon these exemptions is predicated in part upon this representation by the Holder.  Such Investor further understands that the note and any securities issued upon conversion of the note may not be transferred or resold without (i) registration under the Securities Act and any applicable state securities laws, or (ii) an exemption from the requirements of the Securities Act and applicable state securities laws.

4.             The state in which the Holder’s principal office is located is the state set forth on the signature page hereto.  The Holder qualifies as an “accredited investor” as defined in Rule 501(a) under the Securities Act for purposes of Regulation D promulgated under the Securities Act.  The Holder has had an opportunity to discuss the Company’s business, management, financial affairs and the terms and conditions of the offering of the note with the Company’s management and has had an opportunity to review the Company’s facilities. The Holder (a) is able to bear the loss of its entire investment in the note and any securities issued upon conversion of the note without any material adverse effect on its business, operations or prospects, and (b) has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment to be made by it pursuant to this agreement.

Additional Note Provisions

5.             Prepayment.  Payor shall have the right to prepay principal at Payor's election without penalty.  All payments shall be first applied to late charges, if any, and then to accrued interest, if any, and the remainder to principal.

6.             Default Provisions.  If Payor defaults in the payment of this Note, or any part thereof, then the principal sum with accrued interest shall at once become due and collectable without notice, time being of the essence of this Note.  In the event of Payor's default in this Note or any payment thereof, the Note shall then bear interest from the date of the first default in any payment of this note at the rate of Fifteen percent (15%) per annum on the declining principal balance.  The payments shall then be first applied to costs and expenses of collection then to accrued interest, and then to principal. Notwithstanding any other provision of this Note, any interest, or charges payable by reason of the indebtedness evidenced by this Note shall not exceed the maximum permitted by law.

In the event of a default hereunder and/or in the event of a filing of a petition of bankruptcy by or against the undersigned, the holder of this Note shall be entitled to recover all attorney fees and costs incurred by the holder relating to this Note and whether or not a legal proceeding is commenced to collect upon the Note, including reasonable attorneys fees and costs incurred for collection proceedings, bankruptcy proceedings (such as efforts to modify or vacate any automatic stay or injunction, to file proofs of claim, to attend meetings of creditors and to object to any proposed disclosure statement or plan or reorganization), appeals, and post-judgment collection services.

7.             Security.  This Note shall be unsecured.

8.             Conversion

(a)           This aggregate amount of unpaid Advances and accrued and unpaid interest under this Note shall be convertible, in whole or in part ($1,000 or an integral multiple thereof), at the option of Holder, upon the following terms:

(i)           Subject to the terms and conditions hereinafter set forth, the Holder is entitled, upon surrender of this Note at the principal office of the Company (or at such other place as the Company shall notify the Holder hereof in writing), to purchase from the Company up to that number of units of equity securities )(“Units”) of the Company, as more fully described below, that equals the quotient obtained by dividing (a) the amount of the Note to be converted by (b)  $0.25.  Each Unit shall consist of one share of common stock and one warrant. Each warrant shall be exercisable to acquire one share of common stock at a price of $0.40 for a period of five years from the conversion date. The Units, shares of common stock, warrants and shares of common stock underlying the warrants issuable pursuant to this Section 8(a)(i) shall also be subject to adjustment pursuant to Section 2 hereof.

(ii)           To convert this Note, Holder shall (i) surrender this Note, at the principal office of the Company, duly endorsed in blank, (ii) give written notice to the Company that it elects to convert all, or any part of this Note, in the form set forth attached to this Note, and (iii) if requested, delivery of a subscription agreement, an investment letter or similar document acceptable to the Company demonstrating that the sale of Shares to be purchased is exempt from registration under the Securities Act of 1933, as amended, and any applicable state securities laws.  As promptly as possible thereafter, the Company shall issue and deliver to Holder certificates representing the number of Units into which this Note has been converted.  Thereupon, this Note, or the portion hereof so converted, shall be deemed to have been satisfied and discharged, and the securities into which this Note shall be so converted shall be fully paid and nonassessable.  In the event this Note has not been converted in full, the Company shall issue and deliver to Holder a new Note identical to the one surrendered, except that it shall be in the correct principal amount after the partial conversion.

(b)           The conversion price shall be subject to adjustment from time to time as hereinafter provided in this Section (b):

(i)           If the Company at any time divides the outstanding shares of its common stock into a greater number of shares (whether pursuant to a stock split, stock dividend or otherwise), and conversely, if the outstanding shares of its common stock are combined into a smaller number of shares, the conversion price in effect immediately prior to such division or combination shall be proportionately adjusted to reflect the reduction or increase in the value of each such common share.

(ii)           If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of the Company’s common stock shall be entitled to receive stock, securities or assets with respect to or in exchange for such common stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, Holder shall have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Note and in lieu of the shares of the common stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, other securities or assets as would have been issued or delivered to Holder if Holder had converted this Note and had received such shares of common stock immediately prior to such reorganization, reclassification, consolidation, merger or sale.  The Company shall not effect any such consolidation, merger or sale unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and mailed to the Holder at the last address of the Holder appearing on the books of the Company the obligation to deliver to the Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to purchase.

(iii)           If and whenever the Company shall (1) issue or sell any shares of its common stock for a consideration per share less than the conversion price in effect immediately prior to the time of such issuance or sale, (2) issue or sell any warrants, options or other rights to acquire shares of its common stock at a purchase price less than the conversion price in effect immediately prior to the time of such issuance or sale or (3) issue or sell any other securities that are convertible into shares of its common stock for a purchase or exchange price less than the conversion price in effect immediately prior to the time of such issuance or sale (except for issuance or sale of up to 3,000,000 shares of the Company’s common stock pursuant to the exercise of employee stock options that may be granted pursuant to employee stock option plans adopted by the Company’s Board of Directors and (ii) the issuance or sale of shares of the Company’s common stock pursuant to warrants existing as of the date of this Note) then, upon such issuance or sale, the conversion price shall be reduced to the price at which such shares of common stock are being issued or sold by the Company or the price at which such other securities are exercisable or convertible into shares of the Company’s common stock.

(iv)           If the Company takes any other action, or if any other event occurs, which does not come within the scope of the provisions of Section 4(d)(i), (ii) or (iii), but which should result in an adjustment in the conversion price and/or the number of shares subject to this Note in order to fairly protect the conversion rights of the Holder, an appropriate adjustment in such conversion rights shall be made by the Company.

(v)           Upon each adjustment of the conversion price, the Holder shall thereafter be entitled to acquire, at the conversion price resulting from such adjustment, the number of shares obtained by multiplying the conversion price in effect immediately prior to such adjustment by the number of shares acquirable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the conversion price resulting from such adjustment.

(vi)           Upon any adjustment of the conversion price, the Company shall give written notice thereof to the Holder stating the conversion price resulting from such adjustment and the increase or decrease, if any, in the number of shares acquirable at such price upon the exercise of the conversion rights contained in Section 1, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

9.             Miscellaneous.

The undersigned hereby waives demand, protest, and notice of demand, protest and non-payment, and expressly agrees that this Note or any payment thereunder may be extended from time to time.

Payor, for its heirs, legal representatives, successors, assigns, and all endorsers, respectively, waives presentment, demand, protest, and notice of dishonor and waives any right to be released by reason of any extension of time or change in terms of payment or any change or alteration.

Payor agrees to pay all costs and expenses which Payee may incur by reason of any default including, but not limited to, such additional sum as the court may adjudge reasonable as attorney's fees, together with costs of any action undertaken with respect to this Note, or any appeal of such an action.

This Note is to be construed in all respects and enforced according to the laws of the State of Washington.  The parties agree that venue for enforcement of this note shall be in Spokane County, Washington.

This Note and all rights hereunder are transferable, in whole or in part, at the principal office of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this Note properly endorsed.  The bearer of this Note, when endorsed, may be treated by the Company and all other persons dealing with this Note as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Note, or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered owner hereof as the owner for all purposes.

All demands and notices to be given hereunder shall be delivered or sent by first class mail, postage prepaid; in the case of the Company, addressed to its corporate headquarters, until a new address shall have been substituted by like notice; and in the case of Holder, addressed to Holder at the address submitted to the Company, until a new address shall have been substituted by like notice.

This Note amends and restates, and does not evidence payment of, the Unsecured Note for Multiple Advances dated March 10, 2007 (the “Original Note”) made payable by the Payor to the order of the Payee in the principal amount of $2,000,000 and any amendments thereto.  It is expressly intended, understood and agreed that all amounts outstanding under the Original Note as of the date hereof shall be considered outstanding hereunder from and after the date hereof and shall not be considered paid (nor shall the Company’s obligation to pay the same be considered discharged or satisfied) as a result of the issuance of this Note.

ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Convertible Promissory Note to be executed on October 23, 2007.

Payor:

HuntMountain Resources, a Nevada Corporation

By:
Matt Hughes, Chief Operating Officer

Holder:

Hunt Family Limited Partnership

By:
Name:	Tim Hunt
Title:	General Partner
Address:	23800 E. Appleway Avenue
Liberty Lake, WA 99019-9684

LOANS AND PAYMENTS OF PRINCIPAL

TO BE  CURRENTLY UPDATED WHEN SENT TO DIRECTORS FOR APPROVAL

Date	Amount of Loan	Interest Period Amount of Principal Paid or Prepaid	Unpaid Principal Balance	Notation Made By
1/31/07	700,000.00		700,000.00
1/31/07	32,000.00		732,000.00
2/20/07	75,000.00		807,000.00
4/6/07	100,000.00		907,000.00
5/4/07	200,000.00		1,107,000.00
7/2/07	200,000.00		1,307,000.00
8/9/07	300,000.00		1,607,000.00
9/4/07	150,000.00		1,757,000.00
9/10/07	50,000.00		1,807,000.00
9/24/07	50,000.00		1,857,000.00
10/5/07	250,000.00		2,107,000.00
10/23/07	40,000.00		2,147,000.00

CONVERSION
(To be signed only upon conversion of this Note)

The undersigned hereby irrevocably elects to convert this Note or portion below designated ($1,000 or an integral multiple thereof) into securities of the Company under the terms set forth in “Section 8 Conversion” of the Amended and Restated Promissory Note dated October 23, 2007 by and between HuntMountain Resources, a Nevada corporation, and Hunt Family Limited Partnership, or its designee, and directs that the securities issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of an delivered to the undersigned unless a different name has been indicated below.  If shares are to be issued in the name of a person other than the undersigned, the undersigned has paid all transfer taxes payable with respect thereto.

Dated: _____

Signature

If shares are to be issued otherwise than to Holder	Social Security or other Tax Identification No.	Portion to be converted (if less than all):
$

Please print name and complete address

ASSIGNMENT

(To be signed only upon transfer of this Note)

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________________________ $_____ in aggregate principal amount of this Note and appoints ___________________________________ attorney to transfer such right on the books of HuntMountain Resources, with full power of substitution in the premises.

Dated:_____

Signature

Social Security or other Tax Identification No.

Please print name and complete address